NYMAGIC, INC.

                               PHANTOM STOCK PLAN

     Section 1. Establishment of Plan; Definitions.

     1.1  Establishment  of  Plan.   NYMAGIC,   Inc.,  a  New  York  corporation
("Employer") hereby establishes the NYMAGIC Inc. Phantom Stock Plan (the "Plan") effective as of January 1, 1999.

     1.2 Definitions. For purposes of this Plan, the following terms have the following meanings:

          "1934 Act" means the Securities Exchange Act of 1934. (References to specific provisions of law shall be deemed to include references to amendments or supplements thereto or subsequent provisions of law of similar import.)

          "Cause" means: (a) the willful and material neglect of duties by a Participant, (b) a Participant's conviction of, or plea of no contest to, a felony, (c) a Participant's commission of theft (other than an isolated act or acts relating to objects of nominal value) or common law fraud against the Company or its customers, or (d) any other wrongful act committed by a Participant that has a material adverse effect on the business or reputation of the Company. For the purposes of the previous sentence, no act or failure to act on the Participant's part shall be deemed "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant's action or omission was in the best interest of the Company.

          "Change of Control" means, with respect to the Employer, any (i) issuance, sale, assignment, transfer or other disposition of equity interests, (ii) exercise or conversion of equity interests which entitles the registered owner thereof to vote in an election of Directors of the Employer ("Voting Stock"), or (iii) issuance, sale, assignment, transfer or other disposition of any other security, right, option, warrant or agreement, convertible or exercisable into equity interests or Voting Stock (collectively "Voting Securities"), or any series of such transactions described in Clause (i), (ii), and/or (iii), which, in the aggregate, results in a Person (or a group of Persons under Rule 13d promulgated under the 1934 Act other than Employer or any of its affiliates being the record owner or "beneficial owner" (as such term is defined for purposes of Rule 13d-3 promulgated under the 1934 Act) of Voting Securities and/or Voting Stock entitled to elect (in the aggregate, without regard to limitations imposed by staggered Directorships) more than fifty percent (50%) of the Directors of the Employer or of the surviving entity in a merger between the Employer and such surviving entity, or such other Person (or group) in fact elects or appoints a majority of the Directors of the Employer or such surviving entity. Notwithstanding the foregoing, and for avoidance of doubt, no Change of control shall be deemed to have occurred solely by


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     reason  of any of John  N.  Blackman,  Jr.,  Mark W.  Blackman,  Louise  B.
     Tollefson and their respective heirs, executors and assigns and any trust formed by any of them for the purpose of estate and/or tax planning (including the Louise B. Tollefson Florida Intangible Tax Trust) (each, a "Blackman Shareholder") being considered the beneficial owner of any Voting Stock or Voting Securities held by any other Blackman Shareholder for purposes of Rule 13d-3 under the 1934 Act.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Date of Grant" means the effective date of the grant of shares of Phantom Stock by the Committee.

          "Employer" means NYMAGIC, Inc. and its subsidiaries.

          "Employer Stock" means the $1.00 par value common stock of Employer.

          "Fair Market Value" means the mean of the high and low prices at which shares of Employer Stock are reported to have traded on the relevant date in all markets on which trading in the Employer Stock is reported, or if there is no reported sale of the Employer Stock on the relevant date, the mean of the highest reported bid price and lowest reported asked priced for the Employer Stock on the relevant date, provided that in the event that a share of Phantom Stock is being exercised after the occurrence of a Triggering Event, the Fair Market Value shall be, if the Triggering Event resulted from a Sale of Stock or a Sale of Assets, the aggregate consideration paid in connection with such transaction (less the aggregate amount payable under this Plan to Participants), divided by the number of then outstanding shares of Employer Stock adjusted as necessary for other classes of Employer Stock that may be outstanding on a fully diluted basis, but treating shares of Phantom Stock as not being outstanding. For purposes of measuring the Fair Market Value in connection with a Triggering Event, the date as of which Fair Market Value shall be determined shall be the effective date of the transaction giving rise to the Triggering Event.

          "Measurement Value" means, in respect of a share of Phantom stock, the value established by the Committee pursuant to Section 5.3.

          "Participants" has the meaning set forth in Section 4 below.

          "Person" means and includes a natural person, corporation, limited partnership, general partnership, joint stock company, business trust or other organization or entity, whether or not a legal entity.

          "Phantom Stock" means the rights to payment from Employer granted to Participants pursuant to the terms of the Plan. Quantities of Phantom stock are expressed in "shares" corresponding to shares of Employer Stock.


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          "Sale of Assets" means the sale,  transfer or the  disposition  by the
     Employer of all or substantially all of its assets.

          "Sale of Stock" means, with respect to Employer, the sale, transfer or disposition for value by the equity owners to an unaffiliated third party of an amount of equity interests such that, after giving effect to such sale, transfer or other disposition, a change of Control results (regardless of the form of the transaction, including without limitation, a cash-out merger or a merger, recapitalization or consolidation).

          "Triggering Event" means the first to occur of a Sale of Stock or a Sale of Assets.

     Section 2. Purpose of Plan. The purpose of the Plan is to build and retain a capable, experienced long-term management team and to retain the best personnel of the Employer and its subsidiaries by providing incentive and reward to a limited group of key executives, management employees and personnel to promote the success of the Employer and its stockholders. Employer expects that it will benefit from the added flexible incentive which these persons will have in the welfare of the Employer as a result of their benefits under this Plan being determined by reference to the appreciation in the value of the Employer Stock.

     Section 3. Administration of the Plan.

     3.1 Committee. The Plan shall be administered by those members (herein referred to as the "Committee") of the Stock Option and Compensation committee of the Board of Directors of the Employer who qualify as (a) "Non-Employee Directors," as that term is defined in subparagraph (b)(3)(i) of Rule 16b-3 promulgated under 1934 Act, and (b) "outside directors," within the meaning of
Section 162(m) of the Code.

     3.2 Authority of Committee. The Committee shall have full power and authority, subject to the provisions of the Plan: (a) to designate the individuals who may participate in the Plan, (b) to determine the terms of their participation in the Plan, (c) to determine the terms, timing and conditions of the granting of shares of Phantom Stock under the Plan, (d) to interpret and construe the provisions of the Plan, (e) to supervise the administration of the Plan, (f) to promulgate, amend and rescind rules and regulations relating to the Plan, (g) to take all actions in connection with or relating to or interpreting the Plan as the committee deems to be necessary or appropriate. All decisions, interpretations and designations of the Committee shall be conclusive and binding on all persons. No members of the Committee shall be liable for any act or omission in connection with the administration of the Plan unless it resulted from the Committee member's willful misconduct.

     Section 4. Eligibility. Key employees of the Employer, including officers (each such individual participating in the Plan, a "Participant" and collectively, the "Participants"),


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who are responsible for the management, growth and protection of the business of the Employer and its subsidiaries as determined by the Committee are eligible to be granted awards of shares of Phantom Stock under the Plan. It is intended that this plan qualify as an unfunded "top hat" plan for the benefit of a select group of management or highly compensated employees, as described in Section 201(2) of the Employee Retirement Security Act of 1974, and that the Committee limit participation in the Plan accordingly.

     Section 5. Shares of Phantom Stock.

     5.1 In General. Each share of Phantom Stock granted under the Plan constitutes a right to receive in cash the appreciation in the Fair Market Value of one share of Employer Stock, as determined as of the date of the exercise of such share of Phantom Stock, over the Measurement Value of such share of Phantom Stock. The Measurement Value shall be stated in the grant as described in
Section 5.3 below and shall be subject to adjustment as provided in Section 8 below.

     5.2 Number of Shares of Phantom Stock Subject to Grant. The total number of shares of Phantom Stock that may be granted under the Plan is shall be determined by the committee. If any shares of Phantom Stock shall be forfeited or otherwise expire without being exercised or be retired by Employer, such shares of Phantom Stock shall not again be granted under the Plan.

     5.3 Grant of Phantom Stock. The Committee, in its sole discretion, shall from time to time prior to the termination of the Plan, determine which individuals, from among those eligible, shall be granted shares of Phantom Stock under the Plan. As promptly as practicable after an employee is granted shares of Phantom Stock, the Committee shall send the participant a document setting forth the terms of the grant, including the Date of Grant. The Committee shall establish or cause to be established a bookkeeping account for each participant and shall record or cause to be recorded the number of shares of Phantom Stock granted to each Participant pursuant to each grant, the Date of Grant and the Measurement Value of such shares of Phantom Stock.


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     Section 6. Vesting and Exercise.

     6.1 Vesting. (a) Except as provided otherwise by the Committee, and subject to the provisions of this Section 6 and Section 8 below, a Participant's right to payment for any shares of Phantom Stock granted to him or her shall vest, and thereby become exercisable, in the following percentages of shares of Phantom Stock awarded to such Participant on the following anniversaries of the Date of Grant of such shares of Phantom Stock.

         Percentage of Phantom Stock         Anniversary
           Awarded to Participant                of
              which are Vested              Date of Grant
         ---------------------------        -------------

                   20%                          First
                   40%                          Second
                   60%                          Third
                   80%                          Fourth
                  100%                          Fifth

Notwithstanding the foregoing, for vesting purposes alone, the shares of Phantom Stock initially granted under this Plan as set forth in Schedule 1 hereto shall be deemed to have been granted on (and the Date of Grant with respect thereto shall be) December 3, 1998. all shares of Phantom Stock, including vested shares of Phantom Stock, shall be subject to termination in accordance with the provisions of this Plan.

     (b) Termination. Shares of Phantom Stock shall cease to vest if a Participant's employment with the Employer is terminated. All of such participant's unvested shares of Phantom Stock shall thereupon be forfeited without any payment being due.

     6.2 Exercise. Upon vesting of shares of Phantom Stock awarded to a Participant, the Participant may, by a written notice to the Company, specifying the number of shares of Phantom Stock being exercised, cause the Employer to promptly redeem said shares of Phantom Stock in exchange for a payment by check or bank deposit for the account of the Participant in the amount of the Fair Market Value of such shares of Phantom Stock, as of the date of exercise, over the Measurement Value of such shares, subject, however, to the limitations set forth in this Section 6. No exercise may be made later than 10 years from the date of the grant of any shares of Phantom Stock nor more than 6 months after termination of employment of the Participant. In the event an exercise would result in the payment to a Participant of amounts in excess of those deductible pursuant to Code Section 162(m), such excess amounts will be payable to the participant in the following calendar year.

     6.3 "Golden Parachute" Limitations on Payment. Notwithstanding the provisions of Section 6.2, in the event that an exercise of shares of Phantom Stock by a Participant would, in the reasonable judgment of the Committee, be considered a "parachute payment" within the meaning


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of Code  Section  280G,  the  Participant's  aggregate  entitlement  to  receive payments under this Plan shall be limited so that such participant shall not receive any amount in respect of exercised shares of Phantom Stock to the extent such payments would equal or exceed 3 times of such participant's "base amount" as defined in Code Section 280G.

     6.4 Interpretation by Committee. The time of cessation of employment and the extent of the vesting period provided under Section 6.1 shall be determined by the Committee.

     6.5 Withholding and Other Tax Matters. The Employer shall include all payments made pursuant to the Plan in determining each Participant's compensation for services rendered and shall reflect such amount in such Participant's Form W-2 or 1099, as applicable. From all such payments, the Employer shall withhold all taxes as required by Federal, state and local income tax laws.

     6.6 Source of Payments. All payments under the Plan shall be from the general assets of the Employer, and no special or separate fund shall be established or segregated to assure or otherwise guaranty such payments hereunder. Participants shall have no rights greater than those of an unsecured creditor of the Company with respect to any vested Phantom Stock granted hereunder.

     Section 7. Beneficiaries. Designation of beneficiaries to receive any amounts payable under the Plan subsequent to the death of a Participant shall be made in writing and filed with the Employer in such form and manner as the Committee may from time to time prescribe. Beneficiary designations may be changed by a Participant or former Participant in the same manner at any time prior to death, and may thereafter, with respect to the interest of a surviving beneficiary eligible to receive a payment, be designated or changed by such surviving beneficiary unless a successor beneficiary to such surviving beneficiary has been designated by the Participant, former Participant or prior beneficiary. If a Participant, former Participant or beneficiary eligible to receive any payment under the Plan dies without a surviving beneficiary having been designated, or with his or her estate or a trust designated as beneficiary, his or her shares of Phantom Stock, which shall remain subject to the exercise and vesting limitations set forth in this Plan, shall be distributed to the legal representative of his or her estate, or to the trustee of any such trust, in the manner provided for in Section 6.1 as soon as practicable after his or her death.


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     Section 8. Changes in  Capitalization;  Adjustments to  Measurement  Value.

     8.1 Changes in Capitalization. In the event there is a change in the number of shares of Employer Stock as a result of a distribution, split, reverse split, subdivision, recapitalization, merger, consolidation (whether or not the Employer is a surviving entity), combination or exchange of equity interests, reorganization or liquidation or similar event, the maximum aggregate number of shares of Phantom Stock which may be granted under the Plan, the number of shares of Employer Stock underlying outstanding shares of Phantom Stock, and the determination of Fair Market Value and the Measurement Value of any shares of Phantom Stock may, at the discretion of the Committee, be appropriately adjusted to give effect to such change.

     8.2 Trigger Event - Acceleration of Vesting. In the event a Triggering Event occurs, all unvested shares of Phantom Stock issued pursuant to this Plan as of the effective date of any such Triggering Event, shall accelerate in vesting and be deemed vested as of the effective date of any such Triggering Event.

     8.3 Determination by Committee. The Committee shall make all determinations under this Section 8, and all such determinations, absent manifest error, shall be conclusive and binding.

     Section 9. Amendment and Termination of Plan. No further grants of shares of Phantom Stock may be made after December 3, 2003. Prior to such date, the
Committee,  in its sole  discretion  and at any time,  may terminate the Plan or adopt such written amendments or modifications of the Plan and any award of shares of Phantom Stock under the Plan as it may deem advisable, effective at any date the Committee determines; provided, however, that no such termination, amendment or modification shall, without the consent of the affected participants, deprive any Participant of any right or benefit to which he or she has previously become entitled under the Plan.

     Section 10. Miscellaneous Provisions.

     10.1 Limitation of Rights. No employee or any other person shall have any claim or right to be granted any shares of Phantom Stock under the Plan. Nothing herein is intended or shall be interpreted to give any employee or other person participating in the Plan the right to be employed, reemployed or continued to be employed by the Employer or any of its subsidiaries or will interfere with or restrict in any way the rights of the Employer or any of its subsidiaries to discharge any employee at any time for any reason whatsoever, with or without Cause. Nothing herein shall confer any right or benefit or any entitlement to any benefit on any Participant unless and until a benefit is actually vested pursuant to the Plan. The adoption and maintenance of the Plan shall not be deemed to constitute a contract of employment or otherwise between the Employer or any of its subsidiaries and any employee, or to be a consideration for an inducement or condition


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of any employment.

     10.2 No Trust Created. Neither the provisions of the Plan nor any action taken by the Employer or the Committee pursuant to the provisions of the Plan shall be deemed to create any trust, express or implied, or any fiduciary relationship between or among the Employer, the Committee, any member of the Committee, or any Participant, former Participant or beneficiary of either.

     10.3 Voting and Distribution Rights. No Participant, former Participant or beneficiary of either shall be entitled to any voting rights, any rights to receive any distributions in respect of Employer Stock, or any right to any other attribute of equity ownership provided for by applicable state law.

     10.4 Non-Alienation of Benefits. No right or benefits under this Plan shall be subject to alienation, transfer, sale, assignment, pledge, encumbrance, charge, security interest, hypothecation, levy, attachment or execution of a judgment of any kind, otherwise than by will or the laws of descent and distribution to the extent provided herein. No right or benefit under the Plan shall in any manner be liable for or subject to the debts, contract liabilities or torts of any Participant, former participant or beneficiary of either.

     10.5 Applicable State Law. All questions pertaining to the Plan shall be determined under the laws of the State of New York without regard to such State's conflicts of law principles.


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